Other operating expenses and income	12 Months Ended
Jun. 30, 2020
Other operating expenses and income
Other operating expenses and income

7Other operating expenses and income

for the year ended 30 June	2020 Rm	2019 Rm	2018 Rm
Rentals(1)	—	1 845	1 497
Short-term lease expense	525	—	—
Insurance	681	514	432
Computer costs	2 469	2 155	2 042
Hired labour	844	786	838
Audit remuneration(2)	144	97	88
Derivative losses (including foreign exchange contracts)(3)	6 997	2 465	3 927
Professional fees	2 067	2 226	1 971
Enablement of digital and continuous improvement initiatives	333	454	409
Other	1 734	1 772	1 562
Changes in rehabilitation provisions(4)	(2 078)	1 096	(804)
Other expenses(5)	10 631	9 880	6 724
Other operating income	(1 446)	(1 363)	(1 410)
	20 834	19 701	15 305

(1)Relates to the application of IFRS 16, as leases previously classified as operating leases under IAS 17 are now capitalised.

(2)Audit remuneration include R32 million for the audit of the independent review, commissioned by the Board of Directors, of the Lake Charles Chemical Project (LCCP).

(3)Relates mainly to the group’s hedging activities. The increase in losses from 2019 relates to a loss of R1 562 million on the US dollar derivative in the Oxygen Train 17 supply agreement to our Secunda Synfuels Operations that was recognised on adoption of IFRS 16, as well as a loss of R4 298 million on our foreign exchange zero cost collars.

(4)R1,3 billion (2019 — R688 million; 2018 — (R803 million)) relates to the change in discount rates applied in calculating the rehabilitation provision.

(5)Increase relates to a R586 million management fee relating to the Oxygen Train 17 oxygen supply agreement with Air Liquide, which was recognised as a finance lease under IAS17. With the adoption of IFRS 16 the agreement was recognised as a service agreement.